(LOSS) / INCOME PER SHARE (Tables)	12 Months Ended
Dec. 31, 2020
(LOSS) / INCOME PER SHARE
Schedule of computation of basic and diluted net (loss)/income per ordinary share

	Year ended December 31,
	2018	2019	2020

Numerator:
Net (loss) / income attributable to ordinary shareholders of LightInTheBox Holding Co., Ltd.	$(59,602)	$999	$13,317
Net: Change in fair value of convertible promissory notes	—	14,591	—
Denominator:
Weighted average number of shares used in calculating net (loss) / income per ordinary share —basic	$134,495,549	$137,588,401	$220,419,544
Weighted average number of shares used in calculating net (loss) / income per ordinary share —diluted	$134,495,549	$223,517,833	$225,904,549
Net (loss) / income per ordinary share- basic	$(0.44)	$0.01	$0.06
Net (loss) / income per ordinary share- diluted	$(0.44)	$(0.06)	$0.06